SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 13, 2019

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On December 7, 2019, NanoViricides, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Meeting”). Of the 3,844,921 shares of the Company’s common stock and 255,714 shares of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Shares”) entitled to vote at the Meeting, 2,610,657 shares of common stock were present in person or by proxy and 224,396 shares of Series A Preferred Shares were present in person or by proxy, respectively, representing a majority of the Company’s outstanding voting capital stock.

(b)       At the Meeting, the Company’s stockholders re-elected Anil Diwan as a Class I Director and Mark Day as a Class II Director, each for a two-year term expiring at the 2021 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal. A majority of the Company’s outstanding voting stock did not approve an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 7,500,000 shares to 150,000,000 shares and to increase the number of authorized shares of preferred stock from 500,000 shares to 10,000,000 shares. The Company’s stockholders voted in favor of an advisory vote on the compensation of the Registrant’s named executive officers. The Company’s stockholders also ratified the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 28, 2019.

The voting results of the shares of Common Stock and Series A Preferred Shares for each proposal are set forth below:

Proposal 1 – Election of Directors:

Re-election of Anil Diwan as a Class I Director:

Votes For	Votes Against/Withheld
2,783,718	514,692

Re-election of Mark Day as a Class II Director:

Votes For	Votes Against/Withheld
2,810,130	488,280

Proposal 2 – Approval of an Amendment of the Company’s Articles of Incorporation:

Votes For	Votes Against	Votes Abstained
2,848,889	469,887	10,952

Proposal 3 – Approval of an Advisory Resolution on Compensation of named Executive Officers

Votes For	Votes Against	Votes Abstained
2,858,035	427647	12,728

Proposal 4 – - To ratify the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020:

Votes For	Votes Against	Votes Abstained
4,102,908	478,699	52,259

Item. 7.01	Regulation FD Disclosure.

On December 9, 2019, the Company issued a Press Release regarding statements made to the attendees of the Company’s Annual Shareholder Meeting. A copy of that Press Release is attached to the Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by NanoViricides, Inc. dated December 9, 2019.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: December 13, 2019	By:	/s/ Anil Diwan
Name: Anil Diwan Title: Chairman, President